STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments at fair value	$ 1,621.7	$ 2,116.7
Receivables:
Notes receivable from participants	10.7	19.2
EBP, Employer Contribution, Receivable	1.6	2.4
Employer contributions	0.4	0.7
Total receivables	12.7	22.3
Total assets	1,634.4	2,139.0
LIABILITIES
Other payables	0.3	0.8
Total liabilities	0.3	0.8
NET ASSETS AVAILABLE FOR BENEFITS	$ 1,634.1	$ 2,138.2